UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 10, 2024

Logan Ridge Finance Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland	814-01022	90-0945675
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Madison Avenue, 3rd Floor New York, New York	10022
(Address of Principal Executive Officers)	(Zip Code)

(212) 891-2880

(Registrant’s Telephone Number, Including Area Code)

650 Madison Avenue, 23rd Floor

New York, New York 10022

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	LRFC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As previously disclosed in the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 of Logan Ridge Finance Corporation (the “Company”), in March 2024, the Company determined that information received from a portfolio company, held in prior fiscal years and sold in 2022, was inaccurate, and as a result, the Company did not satisfy the income source requirement under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and thus, did not qualify as a regulated investment company (“RIC”) under the Code for the fiscal years ended December 31, 2022, 2021 and 2020. The Company determined that the fact that it did not qualify as a RIC for such years had no quantitative impact to the consolidated statements of assets and liabilities, the consolidated statements of operations, the consolidated statements of changes in net assets, or the consolidated statements of cash flows as of and for the years ended December 31, 2022, 2021 and 2020, because the Company determined that no income tax or capital gains taxes would be due or payable for those periods had the Company claimed status and filed returns as a C-Corporation, given the operations of the Company for such periods. The Company did not have a net unrealized gain on its portfolio as of the first day of the fiscal year the Company requalified as a RIC that would be subject to tax if recognized within the subsequent five years. Accordingly, the Company elected to include disclosure in its financial statements for these periods in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 to reflect the Company’s tax status as a corporation under subchapter C of the Code during the years ended 2022, 2021 and 2020.

Subsequent to filing the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, which disclosed this change in tax status as well as its impact on the prior year financial statements for the relevant years, and following discussions with the accounting staff in the Division of Investment Management of the Securities and Exchange Commission (“SEC”), management made a recommendation to the Company’s Board of Directors to restate and reissue the Company’s 2022 and 2021 audited financial statements, to incorporate the disclosures included in the Company’s 2023 audited financial statements regarding the Company not satisfying the requirements to qualify as a RIC under the Code in 2022, 2021 and 2020 and to include related revisions to the Company’s Annual Reports on Form 10-K for the years ended December 31, 2022 and 2021.

On June 10, 2024, the Board of Directors of the Company, upon recommendation of the Audit Committee and based on discussion with management, determined that the Company’s audited financial statements as of and for the fiscal years ended December 31, 2022 and 2021 should no longer be relied upon due to the Company not qualifying as a RIC during these periods, and that such financial statements should be restated to include disclosure regarding the Company’s loss of RIC status during such periods, substantially similar to the disclosure previously included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

In connection with the foregoing, and upon the approval of the Board of Directors, the Company is concurrently filing amendments to its Annual Reports on Form 10-K for the years ended December 31, 2022 and 2021. Because all material restatement information was included in our Annual Report for the year ended December 31, 2023, and will also be included in the amendments to the Annual Reports on Form 10-K for the years ended December 31, 2022 and 2021 (collectively, the “Corrected Filings”), the Company does not intend to amend its Annual Report on Form 10-K for the year ended December 31, 2020 or any of its previously filed Quarterly Reports on Form 10-Q. Therefore, with respect to RIC status and the material weakness previously disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, investors and others should rely only on the financial information and other disclosures regarding the periods described above in the Corrected Filings and in future filings with the SEC, as applicable, and should not rely on any previously issued or filed reports, press releases, corporate presentations or similar communications relating to the affected periods.

With respect to the material weakness in the Company’s internal control over financial reporting identified in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, related to the Company not satisfying the requirements to maintain its special tax status as a RIC for the years ended December 31, 2020, December 31, 2021 and December 31, 2022, the Company has continued the process of, and is focused on, further enhancing effective internal control measures to improve its internal control over financial reporting and to remediate the identified material weakness in connection with the foregoing. Management continues to undertake certain corrective actions to remediate its control deficiencies, including incorporation of additional controls over the data used regarding the calculation of the gross income test for purposes of evaluating the Company’s qualification as a RIC. The Company believes its planned actions to enhance its processes and controls will address this material weakness, but these actions are subject to ongoing management evaluation, and we will need a period of execution to demonstrate remediation. The Company is committed to the continuous improvement of its internal control over financial reporting and will continue to diligently review its internal control over financial reporting.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K with Deloitte & Touche LLP, the Company’s current independent registered public accounting firm.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about the Company, its current and prospective portfolio investments, its industry, its beliefs, and its assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. Although the Company believes that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Examples of such forward-looking statements include, but are not limited to, statements regarding the Company’s expectations with regard to any restated items in its financial statements disclosed herein, the effectiveness of the Company’s disclosure controls and procedures and internal control over financial reporting and remedial efforts related to its identified material weakness. The inclusion of a projection or forward-looking statement in this Current Report on Form 8-K should not be regarded as a representation by the Company that its plans and objectives will be achieved. Certain risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in the Company’s filings with the SEC. You should not place undue reliance on these forward-looking statements, which apply only as of such statements. The Company undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2024	By:	/s/ Brandon Satoren
	Name:	Brandon Satoren
	Title:	Chief Financial Officer, Secretary and Treasurer